Exhibit 99.1

                               SAFECO Corporation
       Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
                                  June 30, 2001
                              (Amounts in Millions)

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                                                                                                 Proforma
                                                                                                ----------
 Assets                                                                         Reported        Adjustments              Adjusted
                                                                                ---------------------------------------------------







Investments                                                                      $ 23,053.0          $     -               $23,053.0
Cash                                                                                  179.4            966.2  (A)            1,145.6
Premiums and Other Service Fees Receivable                                          1,068.4                -                 1,068.4
Other Assets                                                                        2,618.7            (35.6)                2,583.1
Net Assets of Discontinued Operations                                                 844.5           (844.5) (A)                  -
Separate Account Assets                                                             1,261.5                -                 1,261.5
                                                                                ----------------------------------------------------
              Total Assets                                                       $ 29,025.5           $ 86.1              $ 29,111.6
                                                                                ====================================================

Liabilities and Shareholders Equity



Losses and Adjustment Expense                                                     $ 4,714.4              $ -               $ 4,714.4
Life Policy Reserves                                                                  322.4                -                   322.4
Unearned Premiums                                                                   1,856.7                -                 1,856.7
Funds Held Under Deposit Contracts                                                 14,099.2                -                14,099.2
Debt                                                                                1,080.8                -                 1,080.8
Other Liabilities                                                                   1,150.5             32.1                 1,182.6
Separate Account Liabilities                                                        1,261.5                -                 1,261.5
                                                                                   -------------------------------------------------
              Total Liabilities                                                    24,485.5             32.1                24,517.6
Capital  Securities                                                                   843.2                -                   843.2
                                                                                   -------------------------------------------------
Common Stock                                                                          838.7                -                   838.7
Retained Earnings                                                                   2,020.5             54.0  (A)            2,074.5
Total Accumulated Other Comprehensive Income - Net of Tax                             837.6                -                   837.6
                                                                                   -------------------------------------------------
              Total Shareholders Equity                                             3,696.8             54.0                 3,750.8
                                                                                   -------------------------------------------------
              Total Liabilities and Shareholders Equity                          $ 29,025.5           $ 86.1              $ 29,111.6
                                                                                 ===================================================





Note to Pro Forma Condensed Consolidated Balance Sheet

(A) The unaudited Pro Forma Condensed Consolidated Balance Sheet gives effect to the sale of SAFECO Credit to GECC. The estimated gain on sale is as follows:

        Total Proceeds from Sale                                          $        966.2
        Net Excluded Liabilities                                                    11.1
        Intercompany Settlement                                                     (2.8)
        Selling Expenses                                                           (30.0)
                                                                          -----------------
        Net Proceeds                                                               944.5
        Net Assets of Discontinued Operations                                      844.5
                                                                          -----------------
        Estimated Gross Gain on Sale                                               100.0
        Income Taxes                                                               (46.0)
                                                                          -----------------
        After-Tax Gain on Sale                                            $         54.0
                                                                          =================


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